VIA EDGAR

Securities and Exchange Commission 100 F. Street N.E. Washington, D.C. 20549-0506

Re:	Separate Account VA-2L

File No. 811-07042, CIK 0000890041

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA-2L, a unit investment trust registered under the Act, recently mailed to its contract owners the annual reports for the following underlying management investment companies: AEGON/Transamerica Series Trust, Dreyfus Variable Investment Fund, Dreyfus Stock Index Fund, Inc., The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Investment Portfolios. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, the following annual reports were filed with the Commission via EDGAR on the dates indicated:

•	AEGON/Transamerica Series Trust (CIK: 0000778207) filed its annual report with the Commission via Edgar on March 8, 2007.

•	Dreyfus Variable Investment Fund (CIK: 0000813383) filed its annual report with the Commission via Edgar on February 21, 2007.

•	Dreyfus Stock Index Fund, Inc. (CIK: 0000846800) filed its annual report with the Commission via Edgar on February 15, 2007.

•	The Dreyfus Socially Responsible Growth Fund, Inc. (CIK: 0000890064) filed its annual report with the Commission via Edgar on February 16, 2007.

•	Dreyfus Investment Portfolios (CIK: 0001056707) filed its annual report with the Commission via Edgar on March 1, 2007.

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith
Darin D. Smith, Vice President
Transamerica Occidental Life Insurance Company